Exhibit 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SETO Holdings, Inc. (the “Company”) on form 10-QSB for the period ended October 31, 2003, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Craig Pian, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,, that to the knowledge of the undersigned:

3.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 12, 2003

/s/ Craig Pian Craig Pian Executive Vice President and Chief Financial Officer

This certification accompanies this quarterly report on form 10-QSB pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934.

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